UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                ______________

                                   FORM 8-K

                            CURRENT REPORT PURSUANT

                        TO SECTION 13 OR 15 (D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - October 15, 2005

                       Commission File Number: 000-32745

                          CONSUMER DIRECT  OF AMERICA
            (Exact name of registrant as specified in its charter)

        NEVADA                                         88-0471353
(State or jurisdiction of                    (IRS Employer Identification No.)
incorporation or organization)

                           6330 South Sandhill Road
                           Las Vegas, Nevada  89120

         (Address of principal executive offices, including zip code)

                               (702)  547-7300
             (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the  Securities  Act  (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR
    240.14a-12)
[ ] Precommencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Precommencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE   OF   DIRECTORS   OR  PRINCIPAL  OFFICERS;  ELECTION  OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 15, 2005, Wayne K. Bailey is resigning from the position of Director and Chief Financial Officer of Consumer Direct of America ("CDA") and the board of directors of CDA has appointed Lee Shorrey to fill the position of Chief Financial Officer and Principal Accounting Officer until the next annual meeting of directors.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                       CONSUMER DIRECT OF AMERICA
Date: October 18, 2005
                                       By:  /s/ Michael A. Barron
                                                Michael A. Barron
                                                President and Chief Executive
						Officer